Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 4/15/2004


Blended Coupon 6.0238%


Excess Protection Level
3 Month Average   7.24%
March, 2001   7.49%
February, 2001   7.22%
January, 2001   7.00%


Cash Yield20.71%


Investor Charge Offs 4.83%


Base Rate 8.39%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,172,058,483.42